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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------



                                   FORM 8-K/A

                               AMENDEMENT NUMBER 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 29, 1998



                              EXECUSTAY CORPORATION

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             (Exact name of registrant as specified in its charter)



 Maryland                        000-22941                 52-2042280
 --------                        ---------                 ----------
 (State or other                 (Commission file number)  IRS employer
 jurisdiction of incorporation)                            identification No.)



              7595 Rickenbacker Drive, Gaithersburg, Maryland 20879

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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 948-4888
                                                           --------------


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            The undersigned registrant hereby amends its Current Report on Form
8-K, for an event which occurred on May 29, 1998.

Item 2.     Acquisition or Disposition of Assets

            This item has not been amended from the registrant's Current Report on Form 8-K, dated May 29, 1998 and has been included herein for convenience of reference only.

            On May 29, 1998, ExecuStay Corporation of America (the "Company"), a wholly-owned subsidiary of ExecuStay Corporation ("ExecuStay"), acquired Accommodations America 1998, Inc., a Texas corporation ("Accommodations"), pursuant to an Agreement and Plan of Merger dated April 24, 1998, between the Company, ExecuStay, Accommodations and Trammell Crow Residential Company, a Texas corporation, (the "Merger Agreement"), for $12,750,000 in cash (the "Cash Consideration") and 1,104,494 shares of common stock of ExecuStay (the "Stock Consideration"), 20% of which Cash Consideration and 20% of which Stock Consideration will be held in escrow for 120 days unless a portion of the escrowed Cash Consideration or Stock Consideration is used to offset amounts due to ExecuStay or the Company under the post-closing adjustment and indemnification provisions contained in the Merger Agreement. Pursuant to the Merger Agreement, each share of the issued and outstanding capital stock of Accommodations was converted into a combination of cash and common stock of ExecuStay. The purchase price was arrived at by arms-length negotiations between ExecuStay and Accommodations and ExecuStay financed the cash payments made pursuant to the Merger Agreement with cash on hand and cash borrowed from Crestar Bank under the Company's acquisition line of credit. Prior to the effective date of the merger, no affiliate of Accommodations was an affiliate of ExecuStay.

            As of May 29, 1998, Accommodations was merged with and into the Company and the separate existence of Accommodations ceased. Accommodations was a provider of interim housing for corporate clients and professionals. ExecuStay and the Company intend to continue such operations.


Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits

            (a)     Financial Statements of Business Acquired

                    Report of Independent Auditors, dated July 2, 1998.

                    The audited balance sheets of Accommodations America 1998, Inc. as of May 29, 1998, December 31, 1997 and 1996, and the related combined statements of operations, changes in equity (deficit) and cash flows for the period from January 1, 1998 through May 29, 1998 and the years ended December 31, 1997 and 1996.

            (b)     Pro Forma Consolidated Financial Information

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                    Unaudited pro forma consolidated balance sheet of ExecuStay
                    Corporation and subsidiaries as if the acquisition had occurred on May 29, 1998.

                    Unaudited pro forma consolidated statements of operations of ExecuStay Corporation and subsidiaries for the period from January 1, 1998 through May 29, 1998 and the year ended December 31, 1997 as if the acquisition had been completed at the beginning of the respective periods.

            (c)     Exhibits

                    Exhibit No.         Description                                            Method of Filing
                    2.1                 Agreement and Plan of Merger by and                        (1)
                                        among ExecuStay Corporation, ExecuStay
                                        Corporation of America, Accommodations
                                        America 1998, Inc. and Trammel Crow
                                        Residential Company, dated as of April 24, 1998.

                    23.1                Consent of Ernst & Young LLP                           Filed herewith

                    99.1                Audited Financial Statements of                        Filed herewith
                                        Accommodations America 1998, Inc.
                                        for the period from January 1, 1998
                                        through May 29, 1998 and the years
                                        ended December 31, 1997 and 1996.

                    99.2                Unaudited pro forma consolidated                       Filed herewith
                                        balance sheet of ExecuStay Corporation and
                                        subsidiaries as if the acquisition had occurred
                                        on May 29, 1998.

                                        Unaudited pro forma consolidated
                                        statements of operations of
                                        ExecuStay Corporation and
                                        subsidiaries for the period from
                                        January 1, 1998 through May 29,
                                        1998 and the year ended December
                                        31, 1997 as if the acquisition
                                        had been completed at the
                                        beginning of the respective
                                        periods.

(1) Incorporated by reference to the Exhibit No. 2.1 on the Registrant's Current Report on Form 8-K, dated June 12, 1998.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 12, 1998                          ExecuStay Corporation




                                        / s / GARY R. ABRAHAMS

                                        Gary R. Abrahams
                                        Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibits

Number              Item
2.1                 Agreement and Plan of Merger by and among ExecuStay              *
                    Corporation, ExecuStay Corporation of America,
                    Accommodations America 1998, Inc. and Trammel Crow
                    Residential Company, dated as of April 24, 1998.

23.1                Consent of Ernst & Young LLP.

99.1                Audited Financial Statements of Accommodations America
                    1998, Inc. for the period from January 1, 1998 through May
                    29, 1998 and the years ended December 31, 1997 and 1996.

99.2 Unaudited pro forma consolidated balance sheet of ExecuStay Corporation and subsidiaries as if the acquisition had occurred on May 29, 1998.

                    Unaudited pro forma consolidated statements of operations of ExecuStay Corporation and subsidiaries for the period from January 1, 1998 through May 29, 1998 and the year ended
                    December 31, 1997 as if the acquisition had been completed at the beginning of the respective periods.

* Incorporated by reference to the exhibit No. 2.1 on the Registrant's Current Report of Form 8-K, dated May 29, 1998.


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